EXHIBIT 99.2

Global Geophysical Services, Inc. Files Voluntary Chapter 11 Petitions to Facilitate Financial Restructuring

Group of Bondholders Committed to Provide up to $60 Million in DIP Financing, Subject to Court Approvals

Company's Non-U.S. Entities Not Included in Filing

HOUSTON, March 25, 2014 (GLOBE NEWSWIRE) -- Global Geophysical Services, Inc. ("Global" or the "Company") (NYSE:GGS) today announced it and certain of its domestic subsidiaries have filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, Corpus Christi Division.

Global's non-U.S. subsidiaries were not included in the filing and will not be subject to the requirements of the U.S. Bankruptcy Code.

Richard White, Global Chief Executive Officer, said, "While Global made significant headway on a number of initiatives aimed at improving operational efficiency in 2013, the Company continued to be burdened by significant debt incurred over the past several years. Since March 17, with the assistance of our financial advisors, we have been engaged in discussions with our lenders and bondholders to begin exploring methods to improve our liquidity, including any necessary restructuring that will permit us to continue our operations and attempt to preserve the value of our assets and overall enterprise. We are beginning the process of developing a consensual financial restructuring plan that will reduce the Company's debt and align our financial profile with the strength of our operations.

Importantly, the additional DIP financing to be provided by the bondholder group will provide us with liquidity not only to execute our existing projects, but to also pursue additional programs across our key markets worldwide. Our goal is for Global to emerge with an improved balance sheet and the enhanced financial flexibility necessary to achieve long-term growth and profitability."

Mr. White continued, "From an operational perspective, we are making substantial progress on our strategic plan across all four of our service and product lines—proprietary data acquisition, multi-client data library, E&P services and equipment sales. We currently have a strong backlog and are experiencing increasing demand for our services. We are committed to serving the needs of our customers around the world."

In conjunction with the filings, the Company filed motions seeking Court approval of a potential debtor-in-possession financing agreement that provides for additional borrowing capacity through a multiple draw term loan facility in an aggregate principal amount of $60 million, subject to certain conditions as outlined in the commitment letter and term sheet filed with the Court. The Company is seeking interim approval to immediately access up to $25 million. No definitive documents or agreement reflecting the terms and provisions included in the term sheet will be agreed upon until after interim Court approval. Upon approval by the Court, the new financing and cash generated from Global's ongoing operations will be used to support the business during the restructuring process.

Global has filed various motions with the Court in support of its restructuring, including requesting authorization to continue paying employee wages and providing health care and other benefits. Global has also asked for authority to continue to support its international operations and intends to pay suppliers in full under normal terms for goods and services provided after the filing date of March 25, 2014.

Alvarez & Marsal North America, LLC is serving as a financial advisor to the Company.

Additional information is available on Global's website at www.globalgeophysical.com or by calling Global's Restructuring Hotline, toll-free in the U.S., at 855-650-7243. (For calls originating outside the U.S., please dial 917-877-5964.) Court filings and other documents related to the reorganization proceedings are available on a separate website administered by Global's claims agent, Prime Clerk, at http://cases.primeclerk.com/ggs.

About Global Geophysical Services, Inc.

GGS provides an integrated suite of Geoscience solutions to the global oil and gas industry including high-resolution RG-3D Reservoir GradeSM seismic data acquisition, Multi-client data library products, seismic and micro seismic monitoring, processing, reservoir characterization and data analysis, interpretation services, and Autoseis® autonomous recording equipment. GGS is headquartered in Houston, Texas. To learn more about GGS, visit www.GlobalGeophysical.com.

Forward-Looking Statements

Statements, other than statements of historical fact included in this press release that relate to forecasts, estimates or other expectations regarding future events and our financial position, business strategy and plans and objectives of our management for future operations, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "could," "should," "expect," "plan," "project," "intend," "anticipate," "believe," "estimate," "predict," "potential," "pursue," "target," "continue," the negative of such terms or other comparable terminology.

Forward-looking statements include, but are not limited to, statements about the Company's ability to meet its short-term liquidity needs, its ability to raise capital, sell assets or implement changes to meet its short-term liquidity needs, its ability to continue as a going concern, its ability to convert backlog into revenues and realize margins and improved cash flows, its business outlook, backlog and bid activity, business strategy, and related financial performance and statements with respect to future events. Such forward-looking statements are based on certain assumptions based on management's experience and perception of historical trends, industry conditions, market position, future operations, profitability, liquidity, backlog, capital resources and other information currently available to management and believed to be appropriate.

Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the volatility of oil and natural gas prices, disruptions in the global economy, dependence upon energy industry spending, delays, reductions or terminations of contracts, high fixed costs of operations, weather interruptions, inability to obtain land access rights of way, industry competition, limited number of customers, credit risk related to our customers, asset impairments, the availability of capital resources, and operational disruptions. A discussion of these factors, including risks and uncertainties, is set forth under "Risk Factors" in the Company's most recent Annual Report on Form 10-K filed with the SEC. These forward-looking statements reflect the Company's current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategies and liquidity. We can give no assurance that such expectations or assumptions will prove to be correct. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. The forward-looking statements speak only as of the date made and, other than as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Unless the context otherwise indicates, references in this press release to "Global Geophysical Services," "Global Geophysical," "Global," "GGS," the "Company," "we," "us," "our," or "ours" refer to Global Geophysical Services, Inc. and its direct and indirect subsidiaries.

CONTACT: Investors
         Sean Gore
         ir@globalgeophysical.com
         Phone: (713) 808-1750
         Fax: (713) 972-1008
         www.globalgeophysical.com

         Media
         Meaghan Repko / Nick Lamplough / Scott Bisang
         Joele Frank, Wilkinson Brimmer Katcher
         Phone: (212) 355-4449